Rule 497(d)
    FT 378

    Supplement to the Prospectus dated November 16, 1999

    Sales Charge Discount for Eligible Purchasers

    Notwithstanding anything to the contrary in the Prospectus, you can use your redemption or termination proceeds from any Nike Securities L.P.
sponsored unit investment trust to purchase Units of the Trusts in FT 378 during the initial offering period at the Public Offering Price less 1%. Dealers and other selling agents will receive a concession or agency commission of 1.75% of the sales price of Units sold pursuant to this provision.


    May 3, 2000